UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 4, 2014
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2014, the Board of Directors of QUALCOMM Incorporated (the “Company”) appointed Derek K. Aberle to serve as the Company’s President, replacing Steven M. Mollenkopf, who will continue to serve as the Company’s Chief Executive Officer.

Mr. Aberle has worked for the Company for over 13 years in various positions of increasing responsibility, most recently serving as Executive Vice President and Group President. Additional information regarding Mr. Aberle’s previous business experience is contained in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2013 under the heading “Executive Officers” and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders on March 4, 2014 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement dated January 16, 2014. The final voting results for each proposal are set forth below.

Proposal 1:	To elect 14 directors to hold office until the 2015 annual meeting of stockholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Barbara T. Alexander	1,160,646,825	26,411,519	797,844	240,687,889
Donald G. Cruickshank	1,169,751,877	17,291,155	813,156	240,687,889
Raymond V. Dittamore	1,160,962,635	26,057,491	836,062	240,687,889
Susan Hockfield	1,164,134,930	22,957,322	763,936	240,687,889
Thomas W. Horton	1,170,083,153	16,970,774	802,261	240,687,889
Paul E. Jacobs	1,164,440,861	22,663,641	751,686	240,687,889
Sherry Lansing	1,169,666,405	17,388,839	800,944	240,687,889
Steven M. Mollenkopf	1,179,393,625	7,722,903	739,660	240,687,889
Duane A. Nelles	1,163,812,255	23,228,252	815,681	240,687,889
Clark T. Randt, Jr.	1,181,151,365	5,902,639	802,184	240,687,889
Francisco Ros	1,168,702,850	18,359,103	794,235	240,687,889
Jonathan J. Rubinstein	1,182,279,278	4,797,357	779,553	240,687,889
Brent Scowcroft	1,161,379,943	25,629,488	846,757	240,687,889
Marc I. Stern	1,159,416,972	27,637,694	801,522	240,687,889

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2:	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the Company’s fiscal year ending September 28, 2014:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,408,484,736	18,468,361	1,590,980	—

The foregoing proposal was approved.

Proposal 3:	Advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,123,898,795	52,439,119	11,518,274	240,687,889

The foregoing advisory vote was approved.

Proposal 4:	Advisory vote on the frequency of future advisory votes on executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES

1,081,908,584	1,909,488	101,953,522	2,084,594	240,687,889

Stockholders approved holding future advisory votes on executive compensation annually.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 10, 2014	By:	/s/ Daniel L. Sullivan
Daniel L. Sullivan,
Executive Vice President, Human Resources